EXHIBIT 10b

                        THIRD AMENDMENT TO LOAN AGREEMENT

         This Third Amendment to Loan Agreement ("Amendment") is dated March ______, 1998 and is effective as of March 8, 1998, by and between SMITH-MIDLAND CORPORATION, a Virginia corporation, SMITH-MIDLAND CORPORATION, a Delaware corporation, EASI-SET INDUSTRIES, INC., a Virginia corporation, SMITH-CAROLINA CORPORATION, a North Carolina Corporation, CONCRETE SAFETY SYSTEMS, INC., a Virginia corporation, MIDLAND ADVERTISING AND DESIGN, INC., a Virginia corporation (collectively, "Borrower"), and RIGGS BANK N.A., a national banking association ("Lender").



                                 R E C I T A L S



         This Amendment is made with reference to the following facts:

         A. Borrower is indebted to Lender in the original principal sum of Nine Hundred Fifty Thousand and No/100 Dollars ($950,000.00) (the "Loan"), which indebtedness is evidenced by that certain Promissory Note, dated July 22, 1996 executed by Borrower, as maker, to the order of Lender (together with any prior amendments, a First Amendment dated August 15, 1997, a Second Amendment dated December 30, 1997, and a Third Amendment of even date herewith, the "Promissory Note")

         B. Repayment of the Promissory Note is secured by that certain Commercial Security Agreement, dated July 22, 1996, and an additional Commercial Security Agreements dated December 30, 1997, (the "Security Agreements").

         C. Advances of moneys under the Loan are governed by the terms and conditions of that certain Loan Agreement, dated July 22, 1996, between Borrower and Lender (together with any prior amendments, a First Amendment dated August 15, 1997, and a Second Amendment dated December 30, 1997 the "Agreement").

         D. Borrower has requested that Lender extend the maturity date of the Promissory Note until July 8, 1998, and Lender has so extended the maturity date, upon and subject to the terms and conditions set forth in that certain Third Amendment to Promissory Note of even date herewith.

         E. Borrower and Lender desire to amend the Agreement as set forth herein.

         F. Terms defined in the Agreement and not otherwise defined herein shall have the meanings set forth in the Agreement.


NOW, THEREFORE, in consideration of the foregoing, Borrower and Lender hereby agree as follows:

         1. As a condition precedent to the effectiveness of this Amendment and the extension of the maturity date, Rodney Smith, as Guarantor, shall consent to this Third Amendment to Loan Agreement and to the Third Amended Promissory Note.

         2. Borrower affirms that the Security Agreements continue in force and effect.

         3. Borrower hereby agrees that Lender may, at its sole discretion, require a collateral audit to be performed by a third party at the expense of Borrower.

         4. Borrower agrees to pay all costs and expenses of Lender incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation, fees and expenses of Lender's in-house legal counsel of $300.

         5. Borrower hereby reaffirms the Agreement as amended hereby and agrees that in all respects except as explicitly modified by the terms of this Amendment that the Agreement shall remain in full force and effect.

         6.  In  consideration  of  the  Amendment  contained  herein,  Borrower represents, warrants and agrees that (i) there are no claims, defenses or set-offs with respect to the Agreement, any Loan or any Note, or with respect to the indebtedness evidenced or secured thereby or with respect to the collection or enforcement of any of them or with respect to the collateral, (and to the extent any claim, set-off or defense exists they are each hereby waived and relinquished in their entirety), (ii) no Event of Default, as defined in the Agreement, the Note or any other Loan Document, and no event which with the lapse of time or the giving of notice or both would constitute such an Event of Default, has occurred; (iii) Lender has made no representations or commitments, oral or written, or undertaken any obligations other than as expressly set forth in the Agreement, the Loan Documents and this Amendment, (iv) except as otherwise previously disclosed in writing to the Lender, each of the representations and warranties contained in the Agreement are true and correct as of the date hereof and shall be deemed to be restated and remade as of the date of this Amendment as if set out herein in their entirety; and (v) the making, delivery and performance by the Borrower of this Amendment and all instruments, documents and notes executed contemporaneously herewith, have been duly authorized by all necessary corporate action, and constitute the valid and binding obligations of the Borrower enforceable in accordance with their terms.

         7. All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Agreement. Each and every of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns.

         BORROWER EXPRESSLY REPRESENTS AND WARRANTS TO LENDER THAT IT (A) HAS READ EACH AND EVERY PROVISION OF THIS INSTRUMENT; (B) HAS BEEN GIVEN THE OPPORTUNITY TO HAVE THIS INSTRUMENT REVIEWED BY COMPETENT LEGAL COUNSEL OF ITS OWN CHOOSING; AND (C) UNDERSTANDS, AGREES TO AND ACCEPTS THE PROVISIONS HEREOF.



                            [CONTINUED ON NEXT PAGE]

              IN WITNESS WHEREOF, this Amendment has been executed as of the day first above written.


Attest:                                     BORROWER:
                                            SMITH-MIDLAND CORPORATION (Virginia)

By:  _______________________        By:     ____________________________ (SEAL)
                                            Name:    ___________________________
                                            Title:   ___________________________

                                            SMITH-MIDLAND CORPORATION (Delaware)

By:  _______________________        By:     ____________________________ (SEAL)
                                            Name:    ___________________________
                                            Title:   ___________________________


                            EASI-SET INDUSTRIES, INC.

By:  _______________________        By:     ____________________________ (SEAL)
                                            Name:    ___________________________
                                            Title:   ___________________________


                           SMITH-CAROLINA CORPORATION

By:  _______________________        By:     ____________________________ (SEAL)
                                            Name:    ___________________________
                                            Title:   ___________________________


                             CONCRETE SAFETY SYSTEMS

By:  _______________________        By:     ____________________________ (SEAL)
                                            Name:    ___________________________
                                            Title:   ___________________________


                                            MIDLAND ADVERTISING & DESIGN, INC.

By:  _______________________        By:     ____________________________ (SEAL)
                                            Name:    ___________________________
                                            Title:   ___________________________


                                            LENDER:
                                            RIGGS BANK N.A.

By:  _______________________        By:     ____________________________ (SEAL)
                                            Name:    ___________________________
                                            Title:   ___________________________



                       THIRD AMENDMENT TO PROMISSORY NOTE



         This Third Amendment To Promissory Note (this "Amendment") is dated March ______, 1998 and is effective as of March 8, 1998, by and between SMITH-MIDLAND CORPORATION, a Virginia corporation, SMITH-MIDLAND CORPORATION, a Delaware corporation, EASI-SET INDUSTRIES, INC., a Virginia corporation, SMITH-CAROLINA CORPORATION, a North Carolina Corporation, CONCRETE SAFETY SYSTEMS, INC., a Virginia corporation, MIDLAND ADVERTISING AND DESIGN, INC., a Virginia corporation (collectively, "Borrower"), and RIGGS BANK N.A., a national banking association ("Holder").

                                 R E C I T A L S

         This Amendment is made with reference to the following facts:

         A. Borrower is indebted to Holder in the original principal sum of Nine Hundred Fifty Thousand and No/100 Dollars ($950,000.00) (the "Loan"), which indebtedness is evidenced by that certain Promissory Note, dated July 22, 1996 executed by Borrower, as maker, to the order of Holder (together with any prior amendments, a First Amendment dated August 15, 1997, and a Second Amendment dated December 30, 1997, the "Promissory Note")

         B. Repayment of the Promissory Note is secured by that certain Commercial Security Agreement, dated July 22, 1996 (together with any prior amendments), and an additional Commercial Security Agreement dated December 30, 1997 (the "Security Agreement").

         C. Advances of moneys under the Loan are governed by the terms and conditions of that certain Loan Agreement, dated July 22, 1996, between Borrower and Holder (together with any prior amendments, a First Amendment dated August 15, 1997, a Second Amendment dated December 30,. 1997, and a Third Amendment of even date herewith, the "Loan Agreement").

         D. Borrower has requested that Holder extend the maturity date of the Promissory Note until July 8, 1998, and Holder is willing so to extend the maturity date, upon and subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, Borrower and Holder hereby agree as follows:

         1. The Promissory Note is hereby amended to provide that the maturity date thereof shall be July 8, 1998.

         2. The Promissory Note is hereby further amended to provide that in addition to the regular monthly payments of interest, Borrower shall pay monthly principal payments, payable on the last business day of each month, commencing April 30, 1998, in the amount of $2,000.00 per month. In addition, Borrower hereby agrees to make a principal curtailment of $7,500.00 upon execution of this Amendment.

         3. An executed copy of this Third Amendment shall be affixed to the Promissory Note.

         4. All of the terms, covenants and conditions of the Promissory Note shall continue in full force and effect as modified herein. This Amendment is not intended to be, and shall not constitute, a substitution or novation of the Promissory Note or of any of the instruments securing the repayment of the Promissory Note.

         5. Borrower hereby renews its covenant and agreement to pay the indebtedness evidenced by the Promissory Note in accordance with the terms and provisions thereof, as modified by this Amendment. Borrower further renews its covenant and agreement to perform, comply with and be bound by each and every of the other terms and provisions of the Promissory Note, as modified by this Amendment, and each and every of the terms and provisions of the Security Agreement. Borrower hereby reaffirms all of the representations and warranties made to the Holder at the time the Loan was made and declares the same to be true and correct as of such date and as of the date hereof.

         6. Borrower represents, warrants and agrees that (i) there are no claims, defenses or set-offs with respect to the Promissory Note, as amended by the terms of this Amendment, or with respect to the Security Agreement, or with respect to the indebtedness evidenced or secured thereby or with respect to the collection or enforcement of any of the same (ii) no event of default has occurred and is continuing under the Loan Documents, (iii) no claim, set-off or defense exists for the benefit of Borrower against Holder in connection with the Loan or under the Loan Documents (and to the extent any claim, set-off or defense exists they are each hereby waived and relinquished in their entirety),
(iv) Holder has made no representations or commitments, oral or written, or undertaken any obligations other than as expressly set forth in the Loan Documents and this Amendment, and (v) each and every of the provisions of the Promissory Note, as modified by the terms of this Amendment, and each and every of the provisions of the Security Agreement and the other Loan Documents are, and shall remain in full force and effect and lawful and binding obligations of Borrower, duly authorized by all necessary corporate action, and enforceable in accordance with their respective terms.

         7. Each and every of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without reference to its conflict of laws principles. As used herein, the singular shall include the plural and vice versa, and masculine, feminine, and neuter pronouns shall be fully interchangeable, where the context so requires.

         BORROWER EXPRESSLY REPRESENTS AND WARRANTS TO HOLDER THAT IT (A) HAS READ EACH AND EVERY PROVISION OF THIS INSTRUMENT; (B) HAS BEEN GIVEN THE OPPORTUNITY TO HAVE THIS INSTRUMENT REVIEWED BY COMPETENT LEGAL COUNSEL OF ITS OWN CHOOSING; AND (C) UNDERSTANDS, AGREES TO AND ACCEPTS THE PROVISIONS HEREOF.

         This Amendment may be executed in multiple counterparts, no one of which needs to be executed by all the parties hereto, which together shall constitute a single instrument and, regardless of whether it is executed by all parties, shall be binding upon all parties who have executed a counterpart.

                            [continued on next page]

                  IN WITNESS WHEREOF, this Amendment has been executed as of the day first above written.


Attest:                                     BORROWER:
                                            SMITH-MIDLAND CORPORATION (Virginia)

By:  _______________________        By:     ____________________________ (SEAL)
                                            Name:    ___________________________
                                            Title:   ___________________________

                                            SMITH-MIDLAND CORPORATION (Delaware)

By:  _______________________        By:     ____________________________ (SEAL)
                                            Name:    ___________________________
                                            Title:   ___________________________


                            EASI-SET INDUSTRIES, INC.

By:  _______________________        By:     ____________________________ (SEAL)
                                            Name:    ___________________________
                                            Title:   ___________________________


                           SMITH-CAROLINA CORPORATION

By:  _______________________        By:     ____________________________ (SEAL)
                                            Name:    ___________________________
                                            Title:   ___________________________


                             CONCRETE SAFETY SYSTEMS

By:  _______________________        By:     ____________________________ (SEAL)
                                            Name:    ___________________________
                                            Title:   ___________________________


                                            MIDLAND ADVERTISING & DESIGN, INC.

By:  _______________________        By:     ____________________________ (SEAL)
                                            Name:    ___________________________
                                            Title:   ___________________________


                                            HOLDER:
                                            RIGGS BANK N.A.

By:  _______________________        By:     ____________________________ (SEAL)
                                            Name:    ___________________________
                                            Title:   ___________________________

                             UNCONDITIONAL GUARANTY

         This Unconditional Guaranty (this "Guaranty"), dated August 15, 1997 and effective as of July 8, 1997 is made by RODNEY I. SMITH (whether one or more, the "Guarantor") to and for the benefit of RIGGS BANK N.A.
("Lender"), a national banking association.

                                 R E C I T A L S

         This Guaranty is made with reference to the following facts:

         A. Borrower is indebted to Lender in the principal sum of Nine Hundred Fifty Thousand and No/100 Dollars ($950,000.00) (the "Loan"), which indebtedness is evidenced by that certain Promissory Note, dated July 22, 1996 executed by Borrower, as maker, to the order of Lender (together with any prior amendments and an amendment of even date herewith, the "Promissory Note")

         B. Repayment of the Promissory Note is secured by that certain Commercial Security Agreement, dated July 22, 1996 (together with any prior amendments, the "Security Agreement").

         C. Advances of moneys under the Loan are governed by the terms and conditions of that certain Loan Agreement, dated July 22, 1996, between Borrower and Lender (together with any prior amendments and an amendment of even date herewith, the "Loan Agreement").

         D. Borrower has requested that Lender extend the maturity date of the Promissory Note until November 8, 1997, and Lender has so extended the maturity date, upon and subject to the terms and conditions set forth in that certain Amendment to Promissory Note and Amendment to Loan Agreement, each of even date herewith.

         E. Lender is unwilling to extend the maturity date of the Promissory Note unless the Guarantor executes and delivers this Guaranty.

         In order to induce Lender to extend and continue to extend credit, to make and continue to make loans and advances and/or to forbear from exercising any rights Lender may have to require repayment of or security for any such loans and advances heretofore made by Lender, to SMITH-MIDLAND CORPORATION, a Virginia corporation, SMITH-MIDLAND CORPORATION, a Delaware corporation, EASI-SET INDUSTRIES, INC., a Virginia corporation, SMITH-CAROLINA CORPORATION, a North Carolina Corporation, CONCRETE SAFETY SYSTEMS, INC., a Virginia
corporation, and MIDLAND ADVERTISING AND DESIGN, INC., a Virginia corporation (the "Borrower(s)"), the Guarantor:

         (1) Guaranty of Payment. Unconditionally and absolutely guarantees the punctual payment when due (whether at stated maturity, by acceleration of maturity or otherwise) of all obligations of the Borrower(s) arising under the Promissory Note, the Loan Agreement and the Security Agreement, and any other documents and instruments executed by the Borrower(s) pursuant thereto, and all renewals, extensions and modifications thereof, such obligations and the interest thereon and all other sums payable with respect thereto being referred to herein as the "Indebtedness" and all documents and instruments executed by the Borrower(s) or any of them in connection therewith being referred to as the "Loan Documents." This is a guaranty of payment and not of collection and shall be binding upon the Guarantor irrespective of the genuineness, validity or enforceability of any underlying obligations of the Borrower(s) or any of them or the existence, validity, enforceability or perfection of any security therefor, it being the intention of the Guarantor that this Guaranty be absolute and unconditional in all events and not dischargeable or affected by any circumstances which may constitute a legal or equitable discharge. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Indebtedness or any part thereof is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of any Borrower or Guarantor, or otherwise, all as though such payment had not been made.

         (2) Waivers by Guarantor. Waives diligence, presentment, protest, notice of dishonor, demand for payment, extension of time of payment, notice of acceptance of this Guaranty, non-payment at maturity and indulgences and notices of every kind, and consent to any and all forbearances and extensions of the time of payment of the Indebtedness, and to any and all changes in the terms, agreements and conditions of the Indebtedness or any part thereof hereafter made or granted, and to any and all substitutions and exchanges or releases of all or any part of any collateral security given therefor and any and all releases of any other party who is or may be liable upon any of the Indebtedness.

         (3) No Subrogation. Agrees that no payment by any Guarantor pursuant to any provision of this Guaranty or other satisfaction of Guarantor's obligations under this Guaranty shall entitle Guarantor, by subrogation to the rights of Lender, by right of contribution or indemnity or under any agreement or otherwise, to any payment by the Borrower(s) or by any other party obligated to Lender for payment of the Indebtedness or out of the assets of the Borrower(s) or any such other party, except after payment in full of the Indebtedness.

         (4) No Waiver By Lender; Remedies Cumulative. Agrees that no delay on the part of Lender in the exercise of any rights hereunder or failure to exercise the same shall operate as a waiver of such rights, and that no notice to or demand on the maker of any promissory note shall be deemed to be a waiver of the obligation of the Guarantor or of the right of Lender to take further action without notice or demand as provided herein. Each right, power, and remedy of Lender against Borrower(s) or Guarantor arising hereunder or pursuant to any of the Loan Documents or by law shall be cumulative and concurrent. The exercise of any right, power or remedy or the failure or forbearance in the exercise thereof against Borrower(s) or Guarantor shall not preclude or require the exercise of any other right, power or remedy.

         (5) No Suit or Claim Required. Agrees that it shall not be necessary for Lender, to enforce this contract of Guaranty, to first institute suit against the Borrower(s) or any of them to recover the amount of the Indebtedness or any part thereof. Lender shall not be obligated to file any claim relating to the Indebtedness in the event that the Borrower(s) or any of them become subject to a bankruptcy, reorganization or similar proceeding, and the failure of Lender so to file shall not affect the Guarantor's obligations hereunder.

         (6) Expenses and Attorneys' Fees. Agrees that the Guarantor will reimburse Lender for all costs and expenses incurred by Lender (including reasonable attorneys' fees) in enforcing any rights under this Guaranty, collecting any of the Indebtedness or protecting or realizing on any collateral therefor. Attorneys' fees shall include, in the case of a staff attorney employed by Lender, the cost to Lender of the services of such attorney, on an hourly basis, as determined by Lender.

         (7) Representations of Guarantor. Represents and warrants and shall be deemed to represent and warrant on each day that any of the Indebtedness is outstanding that (a) all statements and information heretofore or hereafter provided by the Guarantor in connection with this Guaranty or the Indebtedness are and will be true and correct in all material respects and do not and will not omit to state any material fact, (b) Guarantor, if a corporation, is duly organized and validly existing as such under the laws of its jurisdiction of incorporation or organization, (c) Guarantor has full power and authority to execute, deliver and perform this Guaranty and this Guaranty constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, (d) except as otherwise disclosed to Lender in writing, there is no suit, action, proceeding or investigation pending in which an adverse decision could materially adversely affect the financial condition of Guarantor, and (e) Guarantor has made its own credit analysis with respect to the Borrower(s) and the Indebtedness and has not relied on Lender for any information with respect thereto.

         (8) Acceleration of Maturity. Agrees that upon (a) a breach by Guarantor of any of its agreements, representations and warranties hereunder,
(b) a denial by Guarantor of its liability hereunder, (c) a failure by Guarantor to pay or perform when due any other obligations of Guarantor to Lender, (d) the death, declaration of legal incompetence, dissolution, termination of existence, change of ownership or control, insolvency, business failure or appointment of a receiver of any part of the property of, commencement of any bankruptcy or insolvency proceeding by or against, assignment for the benefit of creditors by, default under a material obligation by or issuance of an attachment, levy or execution against the property of, Guarantor, or (e) occurrence of a change in the operations, prospects, business or financial condition of Guarantor which change, in the sole judgment of the Bank, is materially adverse, all of the Indebtedness, regardless of its terms, shall be deemed for purposes of this Guaranty to have become matured and the Guarantor, at the election of Lender, shall promptly pay to Lender all of the Indebtedness.

         (9) Subordination. Agrees (a) that all of the present and future indebtedness of the Borrower(s) or any of them to the Guarantor shall be and hereby is subordinated to, assigned and transferred to Lender and pledged and made security for the payment of the Indebtedness, (b) that the Guarantor contemporaneously herewith and from time to time hereafter shall on request execute such further endorsement's, assignments or other proper transfers as Lender may request further to evidence the assignment hereby agreed to and made, and (c) that Guarantor hereby appoints Lender and each of its Vice Presidents Guarantor's attorney to demand and enforce payment in any way of said indebtedness, to prove all claims, receive all interest or dividends and take all other action, either in the name of Lender or of Guarantor, with respect to said indebtedness in any liquidation or any proceedings whatsoever affecting the Borrower(s) or any of them or their respective properties under any bankruptcy or other laws, now or hereafter in effect for the relief of debtors, and in general to do any act or take any action in regard to said indebtedness which Guarantor might otherwise do.

         (10) Set Off. Agrees that, without limiting any other right of Lender, whenever Lender has the right to declare any of the Indebtedness to be immediately due and payable (whether or not it has so declared), Lender and any branch or affiliate acting on its behalf is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, but excluding any third party funds held in escrow or in trust by Guarantor, which funds have been identified to Lender as such escrow or trust funds) at any time held and other indebtedness at any time owing by Lender or any branch or affiliate of Lender acting on its behalf to or for the credit or the account of Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not Lender shall have made any demand under this Guaranty and although such obligations may be unmatured. Lender agrees promptly to notify Guarantor after any such set-off and application, provided, that, the failure to give such notice shall not affect the validity of such set-off and application. Although Lender may in its discretion take any act to confirm, indicate, or otherwise evidence a set-off, such act shall not be deemed to be necessary for an effective set-off. The rights of Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Lender may have.

         (11) Property in Possession of Lender. Agrees that Lender shall have a lien on and a continuing security interest in all instruments, documents, securities, cash, property and the proceeds of any of the foregoing, owned by the Guarantor or in which the Guarantor has an interest, which now or hereafter are at any time in possession or control of Lender or in transit by mail or carrier to or from Lender or in the possession of any third party acting on behalf of Lender, without regard to whether Lender received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Lender had conditionally released the same, all of which shall at all times constitute additional security for the Indebtedness and the obligations of the Guarantor hereunder.

         (12) Books and Records, etc. Agrees that the books and records of Lender or any schedule, certificate or statement provided for in any agreement between Lender and the Borrower(s) or any of them showing the amount owed by the Borrower(s) or any of them to Lender from time to time or the rate of interest on such amount shall be admissible in any action or proceeding against Guarantor hereunder and shall be binding upon the Guarantor to the same extent as upon the Borrower(s) or any of them pursuant to any of the Loan Documents.

         (13) Financial Information. Agrees to provide Lender with such financial statements and other information with respect to the financial condition of Guarantor as Lender may from time to time request and notify Lender promptly of any substantial change in such financial condition or the commencement of any material litigation by or against Guarantor.

         (14) Successors and Assigns. Agrees that this Guaranty shall inure to the benefit of and may be enforced by Lender, its successors and assigns and any assignee from Lender of the Indebtedness or any part thereof, and shall be binding upon and enforceable upon the Guarantor and the successors, personal representatives and assigns of the Guarantor including (a) any successor person, association, partnership or corporation acquiring all or a substantial part of the assets of Guarantor, (b) any successor partnership created by reason of the admission of a new partner or the dissolution of an existing partnership by reason of the death, resignation or other withdrawal of a partner, and (c) any corporation into which Guarantor shall have been merged, consolidated, reorganized or otherwise absorbed.

         (15) Governing Law; Jurisdiction. Agrees that this Guaranty shall be deemed to be a contract under the laws of the District of Columbia (except for the conflict of law provisions thereof) and shall be governed by, and construed in accordance with, the laws of such jurisdiction, except to the extent that the rights and remedies of Lender with respect to collateral located in any other jurisdiction are governed by the laws of such jurisdiction and except that in any legal proceeding in any other jurisdiction, Lender shall be entitled to the benefit of all legal remedies available under the laws of such jurisdiction. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. If any action arising out of this Guaranty is commenced by Lender in any District of Columbia court, or Federal court located in the District of Columbia, Guarantor hereby consents to the jurisdiction of any such court in any such action and to the laying of venue in the District of Columbia. Any process in any such action shall be duly served upon Guarantor if mailed by registered mail, postage prepaid, to Guarantor at its last known residence or business address as shown by the records of Lender or otherwise served in accordance with law. The pleading of any statute of limitations and any right of Guarantor to TRIAL BY JURY in any suit, action or proceeding in connection herewith are hereby expressly WAIVED.

         (16) Other Guarantors. Agrees that unless the context in which used clearly indicates otherwise, "Guarantor" shall mean the guarantors hereunder or any one of them, and the use of any gender shall be applicable to all genders. The obligations of such guarantors hereunder, if there be more than one, are and shall be joint and several. The obligations and liabilities of Guarantor hereunder shall not be reduced or limited by reason of any similar or dissimilar guaranty executed in favor of Lender by any other person or entity, and this Guaranty shall be enforceable against Guarantor without regard to such other guaranty or guaranties.

         (17) Counterparts. Agrees that this Guaranty may be executed in multiple counterparts, no one of which needs to be executed by all the guarantors hereunder, which together shall constitute a single instrument and, regardless of whether all guarantors have executed a counterpart hereof, shall be binding on all guarantors who have executed a counterpart.


         IN WITNESS WHEREOF, the Guarantor has executed this instrument the day and year first above written.


Witness:                                    GUARANTOR:

_____________________________       __________________________________(SEAL)
                                             RODNEY I. SMITH